UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Tii Network Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tii NETWORK TECHNOLOGIES, INC.
141 Rodeo Drive
Edgewood, New York 11717
__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2010
__________________
To our Stockholders:

The 2010 Annual Meeting of Stockholders of Tii Network Technologies, Inc., a Delaware corporation, will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York, on Thursday, May 20, 2010 at 10:00 a.m., New York time, at which the following matters are to be presented for consideration:

1.	The election of two Class I directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2.	A proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2010; and
3.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The close of business on March 25, 2010 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,
Jennifer E. Katsch,
Secretary
April 30, 2010

 Important Notice Regarding Availability of Proxy Materials
For the Annual Meeting of Stockholders to be Held on May 20, 2010.

The proxy statement and annual report to stockholders
are available at www.edocumentview.com/TIII.

YOUR VOTE IS IMPORTANT
Whether or not you expect to attend the meeting, we urge you to promptly vote your shares.  Stockholders of record may do so by completing, signing, dating and returning  the enclosed proxy card in the enclosed postage prepaid envelope, which requires no postage if mailed in the United States.  Alternatively, stockholders of record may vote by telephone or Internet in accordance with the instructions on the enclosed proxy card.  Have your proxy card in front of you when voting by telephone or the Internet as it contains important information that is required to access the system.  If you attend the meeting, you may vote your shares in person, which will revoke any previously provided proxy.  If you hold shares in “street name” through an institution, you may vote your shares by any method specified on the voting instruction form provided by or on behalf of the institution.

-i-

Tii NETWORK TECHNOLOGIES, INC.
141 Rodeo Drive
Edgewood, New York 11717
____________________

PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on May 20, 2010
________________________

This Proxy Statement is to be mailed to stockholders of Tii Network Technologies, Inc., a Delaware corporation, beginning on or about April 30, 2010.  We refer in this proxy statement to Tii as “we,” “us,” “our,” or the “Company.”  This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors in the accompanying form for use at our 2010 Annual Meeting of Stockholders and at any adjournments or postponements thereof.  We refer to proxies in the accompanying form as “proxies” and to that meeting, as it may be adjourned or postponed, as the “meeting.”

ABOUT THE MEETING

Where and when is the meeting to be held?

The meeting will be held on Thursday, May 20, 2010 at 10:00 a.m., New York time, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York.

What are the matters to be voted upon at the meeting?

Stockholders will consider:

•	the election of two Class I directors;
•	the ratification of our Audit Committee’s selection of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2010; and
•	any other business as may properly come before the meeting.

Who will be entitled to vote at the meeting?

Stockholders who own shares of our common stock of record as of the close of business on March 25, 2010 are entitled to notice of, and to vote at, the meeting.  We refer to that time and date as the “record date.”

How many shares will be entitled to vote and how many votes will I have?

On the record date, there were outstanding 14,210,847 shares of our common stock.  Each outstanding share of common stock at the close of business on the record date is entitled to one vote on all matters to be voted on at the meeting.

Are proxy materials for the meeting available on-line?

Yes.  This proxy statement and our 2009 Annual Report to Stockholders, which includes our annual report on Form 10-K for our fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission, are available to view or download at www.edocumentview.com/TIII.  If you are a registered owner of our common stock, you can also view or download these materials when you vote online at www.envisionreports.com/TIII.

How can I vote if I am the record owner of common stock?

Stockholders in whose name shares are registered as of the record date may vote:

•	In Person: For directions to attend the Annual Meeting in person, see the Admission Ticket included with the enclosed proxy card. You may also call the Sheraton Long Island Hotel at (631) 231-1100.
•	Mail: Fill in, date and sign the enclosed proxy card and mail it promptly in the enclosed postage paid envelope, which requires no postage if mailed in the United States.
•	Internet: Go to http://www.envisionreports.com/TIII and follow the on-screen instructions.
•	Telephone: Call 1-800-652-VOTE (8683) and follow the instructions provided.

To vote online or by telephone, you will be asked to provide certain information (located on your accompanying proxy card).  You may enter your voting instructions by the Internet or telephone up until 1:00 a.m. Central Time on May 20, 2010.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

If my shares are owned of record by a fiduciary, how can I vote and what if I wish to vote personally at the meeting?

If your shares are held in “street name” by an institution (that is, held by, and registered in the name of, a bank, broker or other nominee), then that institution is the record owner of those shares and entitled to vote them.  Stockholders who are the beneficial owner of shares on the record date should receive instructions from, or on behalf of, that institution describing the procedures for advising the institution how to vote those shares.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by Internet or telephone.  If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by Internet or telephone by following the instructions on their enclosed voting form.  Directing your vote in this manner will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a proxy from the institution.

If your shares are held in street name and you wish to vote at the meeting, you will need to obtain a separate proxy form from the institution that holds your shares affording you the right to vote those shares.  Obtaining a proxy will automatically cancel any voting directions you have previously given by Internet or by telephone with respect to your shares.

What happens if my shares are held in “street name” and I do not give my fiduciary instructions as to how to vote my shares?

With respect to the selection of independent registered public accounting firms and certain other matters considered to be “routine” matters, brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name where the broker has received no voting direction from the beneficial owner.  Brokers are, therefore, expected to exercise their discretion with respect to the vote on ratification of our Audit Committee’s selection of Marcum as our independent registered public accounting firm (Proposal 2).  As a result of recent changes in New York Stock Exchange rules, the election of directors is no longer a “routine” matter, even if non-contested.  Therefore, if shares are held in street name by a member of the New York Stock Exchange and the beneficial owner does not instruct the broker with respect to how to vote those shares with respect to the election of directors, the shares will not be voted in the election of directors (Proposal 1).  If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on a matter are called “broker non-votes” as to that matter.

What vote is required to approve each proposal?

The matters proposed to be considered will require:

•
a plurality (that is, the two persons receiving the highest number of affirmative votes cast) of the vote of shares present in person or represented by proxy at the meeting and entitled to vote thereon is required for the election of Class I directors (Proposal 1); and

•
the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to ratify the selection of Marcum as our independent registered public accounting firm for the year ending December 31, 2010 (Proposal 2).

How are the proxies which “withhold authority” for the election of directors, are “broker non-votes” or which “abstain” counted in determining the outcome of a vote?

Shares represented by proxies that are marked “withhold authority” for the election of one or more director nominees will not be counted as a vote cast for those persons and broker non-votes will not be counted as a vote cast for either director (Proposal 1).

Abstentions will have the effect of a negative vote, while broker non-votes will have no effect, on the outcome of the vote on the ratification of the selection of independent public accountants or any other matter which requires the approval by a majority of shares present in person or represented by proxy and entitled to vote on the matter.

Abstentions and broker non-votes will have the effect of a negative vote on a matter which requires the affirmative vote of a majority of all outstanding shares of our common stock.

How will a proposal or other matter that was not included in this proxy statement be voted upon by the proxy holders named in the proxy card if it comes up at the meeting?

The Board of Directors does not intend to bring before the meeting any matter other than the two specific proposals set forth in the Notice of Meeting accompanying this proxy statement, and has not received notice of, and is not aware of, any other matter that is to be presented by stockholders for action at the meeting.  If, however, any other matters or motions come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on those other matters or motions, including any matters dealing with the conduct of the meeting.

What constitutes a quorum in order to conduct the meeting?

The presence, in person or by proxy, of a majority of our outstanding shares of common stock on the record date will constitute a quorum for the transaction of business at the meeting.  Proxies submitted which contain abstentions or broker non-votes, discussed above, will be deemed present at the meeting for determining the presence of a quorum.

If I vote by proxy, how will my shares be voted?

Proxies properly and timely received will be voted at the meeting in accordance with your instructions.  With respect to the election of directors, you may vote for each nominee, or withhold your vote for one or more specific nominees.  You may vote for, against or abstain from voting with respect to the other proposals.

What happens if I return the proxy card without marking a vote?

If your proxy does not provide instructions, the shares represented by your proxy will be voted:

•	FOR both nominees proposed in this proxy statement; and
•	FOR ratification of the selection of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2010.
How can I change my vote after I submit my proxy?

Any proxy given by a registered stockholder may be revoked by the person giving it at any time prior to the exercise of the powers conferred in the proxy by:

•	delivering a written notice revoking the proxy to our Secretary, Jennifer E. Katsch, at 141 Rodeo Drive, Edgewood, New York 11717 or at the meeting;
•	delivering a duly executed proxy bearing a later date to our Secretary at the address set forth above or at the meeting;
•	entering a new vote over the Internet or by telephone, as discussed above under “How can I vote if I am the record owner of common stock”; or
•	voting in person at the meeting.

If your shares are held in “street name” by a bank, broker or other institution, you should check with that institution as to how to change your vote.

SECURITY HOLDINGS OF CERTAIN
STOCKHOLDERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of March 25, 2010, the record date for determining stockholders entitled to receive notice of, and to vote at, the meeting, with respect to the beneficial ownership of our common stock by:

•
each person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each director and nominee to serve as a director;
•	each executive officer named in the Summary Compensation Table under the caption “Executive Compensation,” below; and
•	all current executive officers and directors as a group:

Beneficial Owner (1)	Shares Owned (2)		Percent of Class (3)

Kenneth A. Paladino Tii Network Technologies, Inc. 141 Rodeo Drive Edgewood, NY 11717	834,000	(4)	5.7%

Alfred J. Roach 207 Inlet Drive Lindenhurst, NY 11757	711,240	(5)	5.0%

Mark T. Bradshaw	205,430	(6)	1.4%

Lawrence M. Fodrowski	229,430	(7)	1.6%

James R. Grover, Jr.	176,904	(8)	1.2%

Charles H. House	329,785	(9)	2.3%

Brian J. Kelley	62,369	(10)	*

David E. Foley	241,973	(11)	1.7%

Jennifer E. Katsch	78,000	(12)	*

All executive officers and directors as a group (8 persons, including the foregoing)	2,157,891	(13)	13.8%
______________________
(1)	We understand that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.
(2)	Includes shares subject to stock options but only to the extent exercisable on or within 60 days after the record date.
(3)
Asterisk indicates that the percentage is less than one percent.  Percent of Class assumes the issuance of common stock issuable upon the exercise of options (to the extent exercisable on or within 60 days after the record date) held by the person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

________________________________
(footnotes continued on following page)

(4)
Includes 275,000 shares issued to Mr. Paladino pursuant to our 2008 Equity Compensation Plan, as to which Mr. Paladino has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, of termination of his employment prior to vesting, and 514,000 shares subject to options held under an employee stock option plan.  See “Executive Compensation – Employment Agreement.”

(5)
Excludes 51,744 shares owned by Mr. Roach’s wife (who has sole voting power and dispositive power with respect to the shares owned by her and as to which shares Mr. Roach disclaims beneficial ownership).

(6)
Includes 12,369 shares that Mr. Bradshaw elected to receive in lieu of an annual cash director fee, as to which shares Mr. Bradshaw has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, he resigns or is removed for cause before May 15, 2010, and 177,500 shares subject to options held under our non-employee director stock option plans.

(7)
Includes 12,369 shares that Mr. Fodrowski elected to receive in lieu of an annual cash director fee, as to which shares Mr. Fodrowski has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, he resigns or is removed for cause before May 15, 2010, and 201,500 shares subject to options held under our non-employee director stock option plans.

(8)	Includes 137,500 shares subject to options held under our non-employee director stock option plans.
(9)
Includes 181,337 shares owned jointly with his wife, 30,948 shares that Mr. House elected to receive in lieu of an annual cash director fee, as to which shares Mr. House has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, he resigns or is removed for cause before May 15, 2010, and 117,500 shares subject to options held under a non-employee director stock option plan.

(10)
Includes 12,369 shares that Mr. Kelley elected to receive in lieu of an annual cash director fee, as to which shares Mr. Kelley has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, he resigns or is removed for cause before May 15, 2010, and 50,000 shares subject to options held under a non-employee director stock option plan.

(11)
Includes 70,000 shares issued to Mr. Foley pursuant to our 2008 Equity Compensation Plan, as to which Mr. Foley has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, of termination of his employment prior to vesting, and 150,000 shares subject to options held under an employee stock option plan.

(12)
Includes 35,000 shares issued to Ms. Katsch pursuant to our 2008 Equity Compensation Plan, as to which Ms. Katsch has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event, with certain exceptions, of termination of her employment prior to vesting, and 43,000 shares subject to options held under an employee stock option plan.

(13)
Includes 448,055 shares of restricted stock, as to which executive officers and directors have the right to vote but do not have present dispositive power as those shares are subject to potential forfeiture, and 1,391,000 shares subject to options held by executive officers and directors under stock option plans.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation and By-Laws provide that our Board of Directors (which we refer to as “our Board” or “the Board”) shall consist of a minimum of five and a maximum of nine directors, as determined by the Board, with the Board to be divided into three classes, designated Class I, Class II and Class III.  Our entire Board presently consists of six directors, presently with one Class I directors, three Class II directors and two Class III directors.  Each incumbent director, except Brian J. Kelley, a Class I director, who was elected by our Board, was previously elected by our stockholders.

The term of office of our Class I director continues until the meeting, the term of office of Class II directors continues until the 2011 Annual Meeting of our stockholders and the term of office of Class III directors continues until the 2012 Annual Meeting of our stockholders, and, in each case, until their respective successors are elected and qualified.  At each annual meeting, directors are chosen to succeed those in the class whose term expires at that meeting.

The term of Brian J. Kelley, presently our only Class I director, will expire at the meeting.  Our Restated Certificate of Incorporation and By-Laws require each class of directors to be, in general, one-third of the number of directors constituting the entire Board.  Therefore, Mark T. Bradshaw, who is presently a Class II director and scheduled to stand for election next year, will stand for re-election at the meeting as a Class I director.  Accordingly, at the meeting, holders of common stock will elect two Class I directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

The Nominating Committee of our Board of Directors has recommended to our Board, and our Board has selected as its nominees for election as directors at the meeting, Mark T. Bradshaw and Brian J. Kelley.  Both are non-employee director and independent under the NASDAQ Marketplace Rules.  Unless otherwise directed, the proxy holders intend to cast all votes pursuant to proxies received for the election of Messrs. Bradshaw and Kelley to serve as Class I directors.  We refer to Messrs. Bradshaw and Kelley as the “nominees.”

In the event that either of the nominees should become unavailable or unable to serve for any reason, the holders of proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.  We believe that both of the nominees are available to serve as directors.

Background of Nominees for Class I Directors

Mark T. Bradshaw, Ph.D., 43, has been a member of our Board since 2003.  Since July 2009, Dr. Bradshaw has been an Associate Professor of Accounting at Boston College.  From July 2008 until June 2009, Dr. Bradshaw was Visiting Associate Professor of Business Administration at the University of Chicago Booth School of Business.  From 2005 until June 2008, Dr. Bradshaw was Associate Professor of Business Administration at Harvard Business School after having been an Assistant Professor from July 2000.  Dr. Bradshaw also holds a Bachelor of Business Administration degree and a Masters in Accounting degree from the University of Georgia and a Doctorate Degree from the University of Michigan Business School.  Dr. Bradshaw is a Certified Public Accountant in Georgia.  Our Board’s conclusion that Dr. Bradshaw should serve on our Board included his expertise in business strategy and accounting.  Dr. Bradshaw’s academic curriculum emphasizes business strategy, financial analysis, accounting analysis, forecasting and valuation, and he has performed extensive research focusing on financial reporting.  Prior to his service in the academic field, Dr. Bradshaw had six years of experience in public accounting at Arthur Andersen & Co., where he performed and supervised audits of small and large, private and public companies.  Dr. Bradshaw has served on the Financial Accounting Standards Committee of the American Accounting Association, which responds to discussion papers, exposure drafts and other proposals by the FASB, IASB and SEC.

Brian J. Kelley, 58, was elected to our Board in April 2008.  Mr. Kelley has, since December 2006, been President of TAMCO Technology, a business development company focused on telecommunications asset management and financing solutions, specializing in technologies for VoIP and TDM-based business telephone systems and video conferencing solutions.  From January 1994 until August 2006, Mr. Kelley served as President and Chief Executive Officer of Cognitronics Corporation, a company that designed, manufactured and marketed voice processing systems.  Mr. Kelley holds a Bachelor of Arts degree in Economics from the University of New Hampshire and a Masters in Business Administration degree from the University of Connecticut.  His over thirty years of leadership and management experience in telecommunications, the field in which we operate, were the primary factors that led our Board concluded that Mr. Kelley should serve as a director.  In addition to serving as President and Chief Executive Officer of Cognitronics Corporation for more than twelve years, Mr. Kelley served in senior management positions with TIE Communications, Inc., a company engaged in the sale, installation and servicing of telecommunications products, services and software, from 1986 until 1994.

Background of Directors Whose Terms of Office Continue After the Meeting

Class II Directors

James R. Grover, Jr., 91, has been a member of our Board since 1978.  Mr. Grover was engaged in the private practice of law from 1974 until he retired in March 2004.  He served as our General Counsel from 1977 until March 2004.  Mr. Grover was a member of the United States House of Representatives from 1963 to 1974, after serving as a member of the New York State Assembly from 1957 to 1962.  Our Board concluded that Mr. Grover should serve on the Board in light of his thirty years of corporate legal experience, including 27 years as general counsel to Tii, which enables the Board and management to benefit from his extensive knowledge of Tii’s business and legal affairs.

Charles H. House, 69, has served as a member of our Board since 2003 and as non-executive Chairman of our Board since September 2005.  Since November 2006, Mr. House has served as Executive Director of the MediaX Industry Affiliates program, as well as Senior Research Scholar, at Stanford University.  From March 2005 until October 2006, when he retired from Intel Corporation, a semiconductor chip maker, Mr. House served as Director of the Research Collaboratory at Intel.  He also served as Director of Societal Impact of Technology at Intel from July 1999 until October 2006.  Mr. House holds a Bachelor of Science degree in Solid-State Physics from California Institute of Technology, a Masters in Sciences degree in Electronics Engineering from Stanford University, a Masters in Arts degree in the History of Science and Technology from the University of Colorado and a Masters in Business Administration degree in Strategic Studies from the University of California at San Diego.  Prior to his service with Intel, Mr. House served as Executive Vice President of Communications Research of Dialogic Corp., a manufacturer of hardware and software enabling technologies for computer telephony systems (“Dialogic”), which was acquired by Intel; President of Dialogic’s wholly-owned subsidiary, Spectron Microsystems, Inc., which developed software for digital signal processing operating systems; and Chairman of the Board of Applied Microsystems Corporation, a company which created solutions to expedite the development, test and deployment of business and safety-critical embedded systems, assets of which were sold to Motorola, Inc.  Our Board’s conclusion that Mr. House should serve on our Board was based primarily on his research and development leadership at project and program levels that enables us to consult with him on new product development matters, which we consider critical to our future growth, and his service as our non-executive Chairman which has provided him with additional insight into our products, product development and overall business.

Class III Directors

Lawrence M. Fodrowski, 61, has been a director since October 2001.  Since May 2004, Mr. Fodrowski has served as Vice President - Finance and Administration and Chief Financial Officer of Hylan Group, Inc., a fiber optic, cable and data communications installer and electrical contractor.  Mr. Fodrowski holds a Bachelor of Science degree in Accounting from Fordham University and is a Certified Public Accountant in New York.  Mr. Fodrowski brings to the Board an expertise in accounting gained through education, over five years of experience at the public accounting firm of Peat Marwick, Mitchell & Co. LLP (predecessor to KPMG LLP) and his service as Chief Financial Officer of three companies, including a communications company equipment manufacturer, which were the primary factors that led our Board to conclude that Mr. Fodrowski should serve as a Board member.

Kenneth A. Paladino, 53, has been our President and Chief Executive Officer, and has served as a director since August 2006, after serving as our Vice President - Finance and Chief Financial Officer from September 2000, Treasurer from June 2001 and Chief Operating Officer from December 2004.  Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.  Mr. Paladino’s contributes to the Board a deep understanding of our day-to-day operations, products, customer and supplier relations, business strategies, product development, overall needs, challenges and opportunities that he has gained in the positions he has held with Tii since joining us in December 2004, as a result of which our Board has concluded that Mr. Paladino should serve on the Board.

Directors’ Independence

Our common stock is listed for trading on the Capital Market of the NASDAQ Stock Market.  The Marketplace Rules of NASDAQ require that, in order to maintain our listing, among other things, a majority of our Board, and all members of each of our Audit, Compensation and Nominating Committees, subject to certain potential exceptions, be “independent directors,” as defined under those rules.  Our Board of Directors has determined that Mark T. Bradshaw, Lawrence M. Fodrowski, James R. Grover, Jr., Charles H. House and Brian J. Kelley, constituting five of the six members of our Board of Directors, are “independent directors,” as defined under NASDAQ’s Marketplace Rules.  In reaching its conclusion, our Board determined that these individuals do not have a relationship with our organization that, in the Board’s opinion, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and do not have any of the specific relationships set forth in NASDAQ’s Marketplace Rules that would disqualify any of them from being considered independent directors.

Meetings of the Board of Directors

During the year ended December 31, 2009, our Board of Directors held eight meetings.  Each incumbent director attended at least 75% of the aggregate number of Board meetings and meetings of all committees of the Board on which that director served that were held during the year.

Attendance at Stockholders Meetings

It is our policy that, absent extenuating circumstances, all members of the Board attend annual meetings of stockholders.  All members of our Board attended our 2009 Annual Meeting of Stockholders.

Board Leadership Structure

Our current Board leadership structure consists of a Chief Executive Officer and separate non-executive Chairman of our Board.  Kenneth A. Paladino, our President and Chief Executive Officer is responsible for the day to day leadership of Tii and its performance.  Charles H. House, the non-executive Chairman of our Board of Directors consults with Mr. Paladino regarding agenda items for Board meetings; coordinates with Mr. Paladino the information provided to Board members; chairs executive sessions of the Board’s independent directors; acts as a liaison between our independent directors and our Chief Executive Officer with respect to certain issues considered at executive sessions of the independent directors; presides over meetings of the full Board; and performs such other duties as the Board deems appropriate.

From time to time, the independent directors meet in executive session without the participation of our Chief Executive Officer, currently the only director who is an executive officer and not independent.  Following an executive session of independent directors, the non-executive Chairman and, at times, one or more of the attending directors, provide specific feedback on issues to our Chief Executive Officer.

The Board believes that this structure is effective and facilitates its oversight role.  Although the Company believes its leadership structure is appropriate in the current circumstances, this structure is reviewed from time-to-time.

Board Role in Risk Oversight

The Board is involved in the oversight of risks that could affect the Company.  This oversight is conducted at the Board level and through committees of the Board, particularly the Audit Committee of the Board, which oversees our systems of internal control over financial reporting, accounting and legal compliance, and the Board’s Compensation Committee, which reviews compensation arrangements to ensure that they do not encourage unnecessary or excessive risk taking.  The Chairperson of each Committee reports to the Board on the activities of the respective Committee, including areas of risk.  While the Board and its Committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management.  We believe this division of risk management responsibilities is the most effective approach for addressing the risks that the Company faces.

Committees of the Board

Our Board of Directors has Audit, Compensation and Nominating Committees.  The following table sets forth the current composition of the committees of our Board:

Name	Audit Committee	Compensation Committee	Nominating Committee
Mark T. Bradshaw	X	X Chairperson
Lawrence M. Fodrowski	X Chairperson		X
James R. Grover, Jr.		X	X
Charles H. House		X
Brian J. Kelley	X	X

Committee Charters

The specific functions and responsibilities of each committee are set forth in its written charter adopted by the Board of Directors.  Each Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval.  A copy of each committee’s charter is available on our website at www.tiinettech.com by clicking on “Investor Relations” and then clicking on the applicable charter.

Audit Committee

Each member of the Audit Committee meets the requirements for eligibility for audit committee membership under NASDAQ’s Marketplace Rules, including the independence requirements of Rule 10A-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.  The Board of Directors has determined that Mr. Fodrowski is an audit committee financial expert, within the meaning of the rules and regulations of the Securities and Exchange Commission.

The functions of the Audit Committee include, in general:

•
overseeing both accounting and financial processes, the audits of our financial statements, our systems of internal control over financial reporting, accounting and legal compliance, the ethics standards that management and the Board has established, and our auditing, accounting and financial reporting processes generally;

•	the appointment, compensation, retention and oversight of our independent registered public accounting firm; and
•	pre-approving all audit and permissible non-audit services to be provided by our independent registered public accounting firm.

A report of the Audit Committee appears under the caption “Audit Committee Report,” below.  The Audit Committee met on four occasions during the year ended December 31, 2009.

Compensation Committee

The Compensation Committee is authorized, among other things, to:

•	consider and recommend to the full Board of Directors salaries, bonuses and other compensation arrangements with respect to our executive officers;
•	grant and administer equity compensation awards under our present and future equity compensation plans; and
•	examine and make recommendations to the full Board of Directors with respect to employee benefit plans and arrangements for us and our subsidiaries.

The Compensation Committee meets from time to time as required to make compensation determinations.  The Compensation Committee met formally on one occasion and took certain action by written consent following informal telephone conversations on several occasions during the year ended December 31, 2009.  The agenda for meetings of the Compensation Committee is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer and non-executive Chairman.  The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation.  The charter of the Compensation Committee grants the Committee the ability to retain and work with outside consultants and other advisors when necessary in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  The Committee determined to make no adjustments to the compensation of any of the executive officers during 2009 and neither the Compensation Committee nor management engaged the services of a compensation consultant.

Nominating Committee

The Nominating Committee is responsible for:

•
identifying qualified Board candidates and recommending their nomination for election to the Board, including recommending a slate of nominees for election to the Board at each annual meeting of stockholders; and

•	reviewing executive succession planning, including recommending procedures that will assure an orderly Chief Executive Officer transition when the need arises.

The Nominating Committee met on one occasion during the year ended December 31, 2009 as part of a meeting of the entire Board.

Director Nomination Process

Our Nominating Committee, consisting exclusively of independent directors under NASDAQ’s Marketplace Rules, recommends to the full Board nominees to serve as directors.

The Committee will consider nominees to serve on our Board that are recommended by stockholders, as well as by directors, officers and others.  While the Committee makes recommendations for director nominations, final approval rests with the full Board.  Although it may do so in the future, the Committee has not in the past retained or paid any third party to assist in identifying and evaluating nominees.

The Committee has not established specific minimum qualifications, or specific qualities or skills, for prospective nominees.  The Committee will consider, among other things, a potential nominee’s financial and business experience, educational background, diversity, understanding of our business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Board.  Although we do not have a formal diversity policy, when considering a prospective nominee, the Committee will take into account diversity of skills, experience and other qualities that can contribute to the success of Tii.  No weight is assigned to any of the factors and the Committee may change its emphasis on certain of these factors from time to time in light of our needs at the time.  The Committee will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board and, in addition, in the case of incumbent directors, the director’s past attendance at, and participation in, Board meetings and his or her overall contributions to the Board.  Evaluations of candidates involve a review of background material supporting the criteria described above, internal discussions within the Nominating Committee and interviews with a candidate, as appropriate.  Upon selection of a qualified candidate, the Nominating Committee recommends a candidate for consideration by the full Board.

A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Nominating Committee of the Board of Directors, Tii Network Technologies, Inc., 141 Rodeo Drive, Edgewood, New York 11717, Attention:  Secretary, within the time frame described in the third sentence under the caption “Miscellaneous – Stockholder Proposals,” below.  The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named as a nominee in our proxy statement relating to the stockholder vote on his or her election and to serving as a director if elected.  The recommendation must also include all information that would be required to be disclosed concerning the nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission.  In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder’s name, address and number of shares of our common stock owned by the recommending stockholder as they appear on our stockholder records and the length of time the shares have been owned by the recommending stockholder or, if held in “street name,” a written statement from the record holder of the shares confirming the information concerning the stock ownership of the recommending stockholder, and whether the recommendation is being made with or on behalf of one or more other stockholders and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made.

Stockholder Communications with Directors

Stockholders may communicate directly with our Board of Directors or one or more specific directors by sending a written communication to:  Board of Directors or the specific director, c/o Secretary, Tii Network Technologies, Inc., 141 Rodeo Drive, Edgewood, New York 11717.  Our Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management, the Board, a Board committee or a Board member.  Our Secretary will make all communications not specifically addressed to any one director available to each member of the Board at the Board’s next regularly scheduled meeting.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Ethics and Conduct that applies to all of our directors, officers and employees, which is supplemented by a Code of Ethics for Senior Financial Officers that additionally applies to our Chief Executive Officer and senior financial officers.  Copies of these codes are available on our website at www.tiinettech.com by clicking on “Investor Relations” and then clicking on the applicable code.

Audit Committee Report

Management has the primary responsibility for our financial reporting process, including our financial statements, while the Audit Committee is responsible for overseeing our accounting, auditing and financial reporting practices, and our independent registered public accounting firm has the responsibility for auditing our annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report on those financial statements.  In fulfilling our oversight responsibility with respect to our company’s financial statements for the year ended December 31, 2009, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management and Marcum, our independent registered public accounting firm;
•
Discussed with Marcum the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received the written disclosures and the letter from Marcum required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence, and also discussed Marcum’s independence with Marcum (see “Ratification of the Selection of Independent Registered Public Accounting Firm,” below).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2009 be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully,
Lawrence M. Fodrowski, Chairperson
Mark T. Bradshaw
Brian J. Kelley

Executive Officers

In addition to Kenneth A. Paladino, the following are our current executive officers:

Jennifer E. Katsch, 34, joined us as Vice President of Finance, Treasurer and Chief Financial Officer in November 2006.  Prior to joining us, Ms. Katsch served as Senior Manager of Financial Reporting for NBTY, Inc., a manufacturer, marketer and retailer of nutritional supplements, from March 2006.  Prior thereto, Ms. Katsch was employed from December 1996 until March 2006 by KPMG LLP, which served as our independent registered public accounting firm until June 2008, most recently serving as Audit Senior Manager on clients in the information, communications and entertainment industry.  Ms. Katsch was never a member of KPMG’s audit engagement team for us.  Ms. Katsch has advised us that she did not influence KPMG’s operations or financial policies, had no capital balance in KPMG and had no financial arrangement with KPMG other than one providing for a regular payment of a fixed amount pursuant to a fully-funded retirement plan which is not dependent upon the revenues, profits or earnings of KPMG.  Ms. Katsch is a Certified Public Accountant in New York.

David E. Foley, 46, joined us in November 2005 and has been Vice President – Technology Development since February 2007.  Prior to joining us, Mr. Foley served as President and Chief Operating Officer of Antex Electronics Corporation, a company specializing in satellite equipment and custom high technology development, from October 2000 to November 2005 after serving as its Vice President of Engineering from December 1996.  Mr. Foley holds Bachelor of Science and Masters degrees in Electrical Engineering from Purdue University.

Officers hold office until their successors are chosen and qualified.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board.

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors will elect directors.  The Board of Directors recommends that stockholders vote FOR Mark T. Bradshaw and Brian J. Kelley to serve as Class I directors.

PROPOSAL 2:
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Marcum LLP (“Marcum”) has been appointed by the Audit Committee of our Board of Directors to continue to serve as our independent registered public accounting firm for the year ending December 31, 2010, subject to ratification at the meeting by our stockholders.  Marcum has served as our independent registered public accounting firm since July 2008.

Change in Our Independent Registered Public Accounting Firm

On June 3, 2008, as recommended by the Audit Committee of our Board of Directors, we dismissed KPMG LLP as our independent registered public accounting firm.  On July 15, 2008, also upon the recommendation of the Audit Committee of our Board of Directors, we engaged Marcum as our new independent registered public accounting firm to replace KPMG.

KPMG’s reports on our consolidated financial statements for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period through June 3, 2008, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports, or (ii) reportable events described in Item 304(a)(1)(v) of Regulation S-K.  On June 10, 2008, KPMG issued a letter to the SEC agreeing with the foregoing statements made by us insofar as they related to KPMG.

During the fiscal years ended December 31, 2006 and 2007 and the subsequent period through July 15, 2008, neither we nor anyone on our behalf consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements and no written or oral advice was provided to us that Marcum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to that Item) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). We provided Marcum with a copy of our Report on Form 8-K with respect to the change in independent registered public accountants and requested Marcum to review the disclosures contained in that Report and we provided Marcum with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of our expression of its views or the respects in which Marcum did not agree with the statements made in that Report.  Marcum did not furnish a letter.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Marcum and by KPMG for services rendered to us with respect to the fiscal years ended December 31, 2009 and 2008, respectively:

Fee Category	Marcum Fiscal 2009	Marcum Fiscal 2008	KPMG Fiscal 2008
Audit Fees	$188,000	$170,000	$45,000

Neither Marcum nor KPMG performed any services for us other than audit services during 2009 or 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The policy of the Audit Committee of our Board of Directors is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairperson and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  All of the services provided by Marcum and KPMG during the years ended December 31, 2009 and 2008 were pre-approved by the Audit Committee or its Chairperson.  If approved by the Chairperson, his decision was reported to the full Audit Committee at its next scheduled meeting.  Our independent registered public accounting firm and management are required to periodically report to the Audit Committee or its Chairperson regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval process and the fees for the services performed to the date of the report.  The Audit Committee or its Chairperson may also pre-approve particular services on a case-by-case basis.

Effect of Ratification

Our Board proposes that the stockholders ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the year ending December 31, 2010.  If the resolution ratifying the selection of Marcum as our independent registered public accounting firm is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in our interests.  Any future selection need not be submitted to a vote of stockholders.

Availability of Marcum at the Meeting

Marcum has indicated to us that it intends to have a representative present at the meeting who will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to ratify the selection of Marcum as our independent registered public accounting firm.  Our Board of Directors recommends a vote FOR Proposal 2.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2009 and 2008, information concerning the compensation of our Chief Executive Officer and of our two most highly compensated executive officers (other than our Chief Executive Officer) who were serving at December 31, 2009.  We refer to these individuals as the “named executive officers.”  No other individual would have been one of our two most highly compensated executive officers but for the fact that the person was not serving at December 31, 2009.

Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Kenneth A. Paladino	2009	300,000	96,800	-	8,800	405,600
President and Chief Executive Officer (3)	2008	300,000	329,000	-	8,523	637,523

David E. Foley	2009	195,000	69,650	-	6,600	271,250
Vice President	2008	195,000	-	118,923 (4)	6,372	320,295

Jennifer E. Katsch	2009	160,000	33,250	-	6,400	199,650
Chief Financial Officer	2008	160,000	-	-	6,410	166,410

____________________
(1)
Represents the grant date valuation of the awards computed in accordance with Statement of Financial Accounting Standards (“FASB”) ASC Topic 718, excluding the effects of estimated forfeitures.  Assumptions used in determining the value of stock and option awards are disclosed in note 8 to our audited consolidated financial statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)	All other compensation represents our matching contribution under our 401(k) deferred compensation plan.
(3)	See “Employment Agreement with Kenneth A. Paladino,” below, for information concerning an Employment Agreement we entered into with Mr. Paladino on April 3, 2008.
(4)	The option to Mr. Foley covers 75,000 shares of our common stock and is exercisable as to 15,000 shares each year, on a cumulative basis, beginning April 3, 2009.

Employment Agreement with Kenneth A. Paladino

On April 3, 2008, we entered into an Employment Agreement and a Restricted Stock Agreement with Kenneth A. Paladino, our President and Chief Executive Officer.  The Employment Agreement provides for a term continuing until December 31, 2009 and thereafter for three successive twelve month periods unless written notice is given by either party not to extend the term at least sixty days prior to the then effective expiration date.  The Employment Agreement provides for Mr. Paladino to receive base compensation at the rate of $300,000 per annum (his 2007 base compensation rate) and that he is eligible to participate in any Executive Bonus Program that we may adopt (none is presently in place).  Mr. Paladino was also granted a restricted stock award covering 175,000 shares of our common stock under our 2008 Equity Compensation Plan, which was approved by our stockholders at our 2008 Annual Meeting of Stockholders, and entered into a Restricted Stock Contract with respect to the restricted stock award.

In the event of Mr. Paladino’s death or termination of his employment at our election by virtue of his Disability (as defined), his Resignation for Good Reason (as defined), termination of his employment by us other than for Cause (as defined) or if we fail to renew the Employment Agreement at the end of its initial or any additional term, Mr. Paladino and his beneficiaries or dependents will be entitled to 18 months of severance pay, a pro rata portion of his bonus based on his most recent performance bonus provided that our financial results of the year of termination are substantially similar to our financial results in the period of his most recent performance bonus, a continuation for 18 months of the benefits being provided at the time and an acceleration of vesting of stock options held by him at the time, which will remain exercisable for the greater of one year from the date of termination of employment or the period provided for under the applicable option or plan.

The restricted stock award vests on April 2, 2013 if Mr. Paladino remains employed by us on that date, subject to earlier vesting on a pro rata basis upon Mr. Paladino’s death, a Change in Control (as defined) of us, the termination of Mr. Paladino’s employment by us without Cause or his Resignation For Good Reason, in each case at a rate equal to the 1/60th of the number of shares subject to the award for each full month following the date of grant that Mr. Paladino was employed us.  Mr. Paladino is also eligible to participate in benefits offered to our other executives and key management in accordance with the terms of the applicable plans.  His salary and benefits are subject to periodic increases, but not decreases, at the discretion of our Board of Directors.

A “Change in Control” is, in general, termination by Mr. Paladino of his employment within three months of a change in his duties or termination of his employment by us, in each case, within 18 months following a sale of all or substantially all of our assets, a consolidation or merger of us with any person as a result of which those who were our stockholders immediately prior to the consolidation or merger do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the consolidated or merged company’s then outstanding voting securities or certain transactions that result in those who were our directors immediately before the transaction ceasing to constitute a majority of the Board of Directors of us or any successor to us.

“Resignation for Good Reason” is, in general, a change in Mr. Paladino’s duties that alters his overall authority, duties, responsibilities and status as Chief Executive Officer, the relocation of our principal place of business by more than 40 miles from its present location, a Change in Control, cessation of his position as President and Chief Executive Officer except as a result of death, disability or Cause, a material breach by us of the Employment Agreement that is not cured within ten days after notice, our insolvency, or, with certain exceptions, dissolution or liquidation.

Mr. Paladino has agreed in the Employment Agreement to maintain the confidentiality of confidential information pertaining to our business and, for 18 months following the termination of his employment for any reason not to, directly or indirectly, in general, engage in competitive activities, induce customers to cease doing business with us or otherwise interfere with our goodwill, or interfere with our relationship with our employees.

Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning stock options and restricted stock awards (our only forms of equity awards) held by our named executive officers at December 31, 2009:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (1)	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Kenneth A. Paladino	75,000	-		$2.250	09/04/10	175,000	(3)	$218,750
	50,000	-		0.410	04/30/12	40,000	(4)	50,000
	80,000	-		0.305	08/29/12	60,000	(5)	75,000
	39,000	-		1.485	06/06/15
	120,000	30,000	(6)	1.500	09/12/15
	150,000	100,000	(7)	2.975	10/24/16

David Foley	80,000	20,000	(8)	2.970	11/20/15	25,000	(4)	31,250
	30,000	20,000	(9)	2.270	12/19/16	45,000	(5)	56,250
	10,000	15,000	(10)	1.715	11/12/17
	15,000	60,000	(11)	1.830	04/02/18

Jennifer E. Katsch	33,000	22,000	(12)	2.570	11/12/16	15,000	(4)	18,750
	10,000	15,000	(13)	1.715	11/11/17	20,000	(5)	25,000
_______________________
(1)
Each option has a ten year term subject to earlier termination in accordance with the terms of the option plan under which the option was granted in the event of the termination of the optionee’s employment with us.

(2)	Market Value is based on the closing market price of our common stock on the NASDAQ Stock Market on December 31, 2009.
(3)	See “Employment Agreement with Kenneth A. Paladino,” above, for information regarding the vesting of this restricted stock award.
(4)	Vests as to one-third of these shares annually commencing April 1, 2010.
(5)	Vests as to one-third of these shares annually commencing December 14, 2010.
(6)	Vests on September 13, 2010.
(7)	Vests as to 50,000 shares per annum commencing October 25, 2010.
(8)	Vests on November 21, 2010.
(9)	Vests as to 10,000 shares per annum commencing December 20, 2010.
(10)	Vests as to 5,000 shares per annum commencing November 13, 2010.
(11)	Vests as to 15,000 shares per annum commencing April 3, 2010.
(12)	Vests as to 11,000 shares per annum commencing November 13, 2010.
(13)	Vests as to 5,000 shares per annum commencing November 13, 2010.

Director Compensation

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Total ($)
Mark T. Bradshaw	21,000	1,750	20,433	43,183
Lawrence M. Fodrowski	22,000	1,750	20,433	44,183
James R. Grover, Jr.	18,500	-	16,346	34,846
Susan Harman (4)	23,000	1,750	20,433	45,183
Charles H. House	38,500	4,400	12,260	55,160
Brian J. Kelley	25,500	1,750	16,347	43,597
______________________
(1)
Includes (a) annual retainers of $10,000 for each non-executive director ($25,000 in the case of Mr. House for serving as non-executive Chairman of our Board), (b) fees for attending Board of Director and Board committee meetings, (c) $5,000 of fees paid to each of Ms. Harman and Messrs. House and Kelly for services on a Special Committee of the Board formed to consider an unsolicited expression of interest to acquire all of our outstanding common stock and (d) fees for serving as Chairperson of committees of the Board. Messrs. Bradshaw, Fodrowski, House and Kelley and Ms. Harman elected to receive their annual retainer in shares of our common stock valued at $11,750 ($29,400 in the case Mr. House, non-executive Chairman of our Board).  See note 2 below and the “Narrative Discussion of Director Compensation,” below.

(2)
Represents the incremental market value on the date of our 2009 Annual Meeting of Stockholders of the restricted common stock that the director, by accepting restricted stock instead of the director’s cash retainer, received in excess of the annual cash retainer the director would have otherwise received.

(3)
Represents the grant date valuation of the awards computed in accordance with FASB ASC Topic 718, excluding the effects of estimated forfeitures.  Assumptions used in determining the value of the stock and option awards are disclosed in note 8 to our audited consolidated financial statements for the year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(4)
Ms. Harman resigned as a director on January 26, 2010, at which time the stock award which she elected to receive in lieu of an annual cash retainer was forfeited and one-quarter of the option awarded to her in 2009 terminated.

Director Outstanding Awards at Fiscal Year-End

As of December 31, 2009, our non-employee directors held stock awards and stock options covering the following number of shares:

	Outstanding
Name	Stock Award Shares (1)		Stock Option Shares
Mark T. Bradshaw	12,369		177,500
Lawrence M. Fodrowski	12,369		201,500
James R. Grover, Jr.	-		137,500
Susan Harman	12,369	(2)	89,000	(2)
Charles H. House	30,948		117,500
Brian J. Kelley	12,369		64,000
____________________
(1)	Represents shares of restricted stock which the director elected to receive instead of the director’s annual cash retainer. See notes 1 and 2 to the first table under “Director Compensation,” above.
(2)	Ms. Harman resigned as a director on January 26, 2010, at which time these stock award shares were forfeited and 16,250 of these stock option shares terminated.

Narrative Discussion of Director Compensation

Each non-employee director receives (1) a cash retainer at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), which is payable quarterly or, alternatively, at the non-employee director’s election made at or prior to the applicable annual meeting of stockholders, $11,750 ($29,400 in the case of the non-executive Chairman of the Board) of our common stock (valued at the closing market price of our common stock on the date of the applicable annual meeting of our stockholders), which shares are subject to forfeiture in the event the non-employee director resigns or is removed for cause before the earliest of (a) one year from the date of the organizational meeting of directors at or prior to which the election to receive the shares in lieu of a cash annual retainer is made, (b) the next annual meeting of our stockholders at which directors are elected, (c) a “Change in Control” (as defined) of us or (d) the director’s death or disability, (2) a fee of $1,000 for each meeting of the Board attended, (3) a fee of $500 for each meeting of the applicable committee attended by a member of the Board’s Audit, Compensation or Nominating Committees (except that the Chairman of those Committees receives a fee of $1,000) and (4) reimbursement for his or her reasonable travel and other expenses incurred in attending Board and committee meetings.  In 2009, Ms. Harman and Messrs. House and Kelley served as a Special Committee of our Board formed to consider an unsolicited expression of interest to acquire all of our outstanding common stock.  Each member of the Special Committee received $5,000 for the member’s services on the Special Committee.

Our 2003 Non-Employee Director Stock Option Plan provides that, at the time a person becomes a non-employee director, he or she is granted an initial option to purchase 24,000 shares of our common stock.  In addition, immediately following each annual meeting of stockholders at which directors are elected, each non-employee director in office immediately following the conclusion of the meeting (whether or not elected at the meeting) is granted an annual option to purchase 10,000 shares of common stock, as well as an option to purchase 5,000 shares for each standing committee of the Board on which the non-employee director will be serving and an option to purchase 10,000 shares for each committee that the non-employee director will be serving as Chairperson.  An individual who becomes a non-employee director for the first time at an annual meeting of stockholders is only granted an initial option and annual options with respect to committee memberships and chairpersonships as will pertain to that non-employee director.  An employee-director who ceases that relationship but remains a director is not entitled to an initial option.  Each option held by non-employee directors under the 2003 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following a non-employee director’s cessation of service) at an exercise price equal to 100% of the closing market price of our common stock on the date of grant.  Initial options vest and become exercisable in twelve equal quarterly installments commencing one year after the date of grant.  Annual options generally vest and become exercisable in four equal quarterly installments commencing immediately upon grant.

Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2009, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders. . . . . . . . . . . . .	2,474,550	(1)	$2.02	783,000	(2)
Equity compensation plans not approved by security holders . . . . . . . . .	-		-	-
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,474,550		$2.02	783,000
________________
(1)
Includes 138,050, 1,549,500, 167,000 and 620,000 shares subject to options granted under our 1995 Stock Option Plan, which plan expired as to future grants in September 2005; 1998 Stock Option Plan, which plan expired as to future grants in April 2008; 1994 Non-Employee Director Stock Option Plan, which plan expired as to future grants in September 2004; and 2003 Non-Employee Director Stock Option Plan, respectively.  In addition, 373,000 shares of restricted stock were issued under our 2008 Equity Compensation Plan.

(2)
Includes 331,000 shares available for grants to non-employee directors under the 2003 Plan and 452,000 shares available for the grant of stock options, stock appreciation rights, restricted stock awards and restricted stock unit awards to employees, directors and consultants under the 2008 Plan.  Upon the expiration, cancellation or termination of unexercised options or the forfeiture of restricted stock awards or restricted stock unit awards, shares subject thereto under the 2003 Plan and 2008 Plan will again be available for the grant of awards under the particular plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to timely file initial statements and statements of changes of beneficial ownership of our common stock with the Securities and Exchange Commission and furnish copies of those statements to us.  Based solely on a review of the copies of the statements furnished to us to date, or written representations that no statements were required, we believe that all statements required to be filed by those persons with respect to the year ended December 31, 2009 were timely filed.

TRANSACTIONS WITH RELATED PERSONS

We were a party to a Consulting Agreement, dated November 1, 2005, with Alfred J. Roach, our former Chairman and the beneficial owner of 5.0% of our common stock, which provided for Mr. Roach to make himself available at such reasonable times and periods of time as we requested to consult with our executive officers and directors regarding our business and operations, focusing on the sale and marketing of our products.  The Consulting Agreement began when Mr. Roach ceased being our employee and expired on October 31, 2009.  For his services, Mr. Roach received $133,333 in 2009.

Control

We do not believe that any individual controls us by virtue of stock ownership.  However, by virtue of his position as our President, Chief Executive Officer and a director, Kenneth A. Paladino, and our entire Board of Directors possess the power to direct or cause the direction of the management and policies of us and may be deemed to control us.

Review and Approval of Transactions with Related Persons

We have adopted a Related Party Transaction Policy pursuant to which, in general, our Audit Committee is charged with the responsibility of reviewing and approving all transactions with related persons, as defined in Securities and Exchange Commission regulations.

MISCELLANEOUS

Stockholder Proposals

From time-to-time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting.  In order to be considered, such proposals must be submitted in writing on a timely basis.  Stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2011 Annual Meeting of Stockholders must be received by January 3, 2011.  Any such proposals, as well as any questions relating thereto, should be directed to our Secretary, 141 Rodeo Drive, Edgewood, New York 11717.  As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors’ proxy statement and form of proxy for our 2011 Annual Meeting, the proxies named in the Board of Directors’ form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before March 16, 2011.  Any such notices should also be directed to our Secretary at the above address.  However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Annual Report on Form 10-K

Our Annual Report to Stockholders for the year ended December 31, 2009 accompanies this proxy statement but is not incorporated in and is not to be deemed a part of this proxy statement.  A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the Securities and Exchange Commission, is included in our Annual Report to Stockholders and is also available, without charge, to stockholders upon request.  Requests for a copy of that report should be addressed to Ms. Jennifer E. Katsch, Secretary, 141 Rodeo Drive, Edgewood, New York 11717.

Cost to Solicit Proxies

We will bear the cost of preparation, printing and mailing of this proxy statement and the solicitation of proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from the beneficial owners.  Proxies may be solicited without extra compensation by certain of our officers, directors and regular employees by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview.  We have retained W.F. Doring & Co., Inc., 866 Broadway, Bayonne, New Jersey 07002 to aid in the solicitation of proxies.  For its services, W.F. Doring & Co., Inc. will receive a fee of approximately $3,900.

By Order of the Board of Directors,
Jennifer E. Katsch,
Secretary
April 30, 2010

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MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 20, 2010.

Vote by Internet
- Log on to the Internet and go to www.envisionreports.com/TIII
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
- Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR both nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Mark T. Bradshaw	☐	☐	02 - Brian J. Kelley	☐	☐

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	For	Against	Abstain
2. To ratify the selection of Marcum LLP as the independent registered public accounting firm for the Company.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance — Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders should sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer please give FULL title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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2 1 D V 0 2 5 4 2 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 01
62PC

2010 Annual Meeting Admission Ticket

2010 Annual Meeting of
Tii Network Technologies, Inc. Stockholders

May 20, 2010, 10:00 a.m. Local Time

Sheraton Long Island Hotel

110 Vanderbilt Motor Parkway

Hauppauge, NY 11788

Upon arrival, please present this admission ticket.

DIRECTIONS TO ANNUAL MEETING OF STOCKHOLDERS

The hotel is located at 110 Vanderbilt Motor Parkway in Hauppauge, on Long Island, New York, approximately 40 miles east of the Queens Midtown Tunnel in New York City. The following are directions to the hotel. You can also call the hotel for directions. The telephone number of the hotel is (631) 231-1100.

From Points West (including New York City) of Hauppauge, New York: Take the Long Island Expressway (I-495) east to Exit 53. After exiting I-495, continue on the Service Road, and, past the Sagtikos Parkway, follow the sign for Wicks Road. Make a left onto Wicks Road and then make a right at the first traffic light onto Motor Parkway. The hotel will be on your left.

From Points East of Hauppauge, New York: Take the Long Island Expressway (I-495) west to Exit 53. Take the ramp toward Wicks Road. Then turn right at the first traffic light onto Motor Parkway. The hotel will be on your left.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

tii

Proxy — Tii NETWORK TECHNOLOGIES, INC.

Notice of 2010 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2010

Kenneth A. Paladino and Jennifer E. Katsch, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Tii Network Technologies, Inc. to be held on May 20, 2010, 10:00 a.m., or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the directions of the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees for the Board of Directors listed on the reverse side and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)